CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Executive Officer of SEI Liquid Asset Trust (the "Trust"), with respect to the Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 29, 2003


                                                         /s/ Edward D. Loughlin
                                                         -----------------------
                                                         Edward D. Loughlin